UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016

AETHLON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-37487 (Commission File Number)	13-3632859 (IRS Employer Identification Number)

9635 Granite Ridge Drive, Suite 100 San Diego, California (Address of principal executive offices)	92123 (Zip Code)

Registrant’s telephone number, including area code: (858) 459-7800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in such filings, the words "anticipate,” "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward-looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, our operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Amended 2010 Stock Incentive Plan

On March 29, 2016, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Aethlon Medical, Inc. (“we” or “us”), our stockholders approved our Amended 2010 Stock Incentive Plan (the “2010 Plan”). The 2010 Plan was amended to increase the number of shares available for issuance under the plan by 3,000,000 shares. The 2010 Plan was described in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 23, 2016. The amendment to the 2010 Plan previously had been approved, subject to stockholder approval of the 2010 Plan, by our Board of Directors.

A summary of the 2010 Plan is set forth in the proxy statement. That summary and the foregoing description of the amendment are qualified in their entirety by reference to the text of the 2010 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, our stockholders approved the six proposals listed below. Based on the report of the Inspector of Elections for the Annual Meeting, 7,128,995 shares out of 7,622,393 shares outstanding and entitled to vote, or approximately 93.5%, were present at the meeting, in person or by proxy. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the proxy statement.

1.	Elect five members of the Board of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James A. Joyce	4,115,564	0	642,175	2,371,256
Rodney S. Kenley	4,114,311	0	643,428	2,371,256
Franklyn S. Barry, Jr.	4,072,575	0	685,164	2,371,256
Edward G. Broenniman	4,071,862	0	685,877	2,371,256
Chetan S. Shah, MD	4,093,460	0	664,279	2,371,256

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2.	Ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,250,829	41,820	836,346	0

3.	Approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 10,000,000 to 30,000,000:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,624,821	699,467	804,707	0

4.	Approve our Amended 2010 Stock Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,819,094	880,819	57,826	2,371,256

5.	Approve, on a non-binding, advisory basis, our executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,948,449	731,414	77,876	2,371,256

6.	Conduct a non-binding, advisory vote on the frequency of future advisory votes on our executive compensation:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions
1,152,115	3,024,769	519,195	61,660

In light of the stockholders’ above vote on the frequency of future advisory votes on our executive compensation, which vote was in favor of the “every 2 years” interval recommended by the Board of Directors, we have decided to conduct such advisory votes on executive compensation every 2 years.

ITEM 7.01	REGULATION FD DISCLOSURE.

At the Annual Meeting, Mr. James Joyce, our Chief Executive Officer, disclosed that the recently appointed Principal Investigator of our FDA approved clinical study in Houston, Texas, has completed a six-treatment protocol of Hemopurifier therapy in an enrolled patient and has consented to the enrollment of the next patient. Mr. Joyce also disclosed that we have established current good manufacturing practice (cGMP) systems to support Hemopurifier production and quality control.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Amended 2010 Stock Incentive Plan *

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.

By: /s/ James B. Frakes
James B. Frakes
Dated: March 30, 2016	Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Amended 2010 Stock Incentive Plan *

* Filed herewith.

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